UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

MOVANO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	82-4233771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Koll Center Parkway Pleasanton, CA	94566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 651-3172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment No. 3 to Movano Inc. Amended and Restated 2019 Omnibus Incentive Plan

On December 16, 2025, the stockholders of Movano Inc. (the “Company”) approved Amendment No. 3 (“Amendment No. 3”) to the Company’s Amended and Restated 2019 Omnibus Incentive Plan (the “2019 Plan”).  A description of the terms and conditions of the 2019 Plan, as amended by Amendment No. 3, is set forth in the Company’s Proxy Statement for the Special Meeting of Stockholders of the Company held on December 16, 2025 (the “Special Meeting”) as filed with the Securities and Exchange Commission on November 24, 2025 (the “Special Meeting Proxy Statement”) under the heading “Proposal 3 – The Incentive Plan Proposal”, which such description is incorporated by reference herein.  This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 3, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 16, 2025, the Company held the Special Meeting. The certified results of each of the matters voted upon at the Special Meeting, which are more fully described in the Special Meeting Proxy Statement, follow.

The Company’s stockholders approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding shares of common stock pursuant to the ChEF Purchase Agreement with Chardan Capital Markets, LLC entered into on November 6, 2025, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
252,589	2,088	2,144	269,643

The Company’s stockholders approved a Certificate of Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 2,500,000,000 shares (and correspondingly increasing the total number of authorized shares of all capital stock of the Company), with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
500,623	23,285	2,556	--

The Company’s stockholders approved Amendment No. 3 to the 2019 Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
241,887	12,456	2,478	269,643

The Company’s stockholders approved the adjournment of the Special Meeting to permit further solicitation of proxies, if necessary or appropriate, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
508,070	16,174	2,220	269,643

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description
10.1	Amendment No. 3 to Movano Inc. Amended and Restated 2019 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVANO INC.

Date: December 17, 2025	By:	/s/ J Cogan
J Cogan
Chief Financial Officer

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